SECURITIES AND EXCHANGE COMMISSION,
                             WASHINGTON, D.C. 20549
                                   ----------
                                 SCHEDULE 13E-3

                                 (RULE 13E-100)

           TRANSACTION STATEMENT UNDER SECTION 13(E) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 AND RULE 13E-3 THEREUNDER
           RULE 13E-3 TRANSACTION STATEMENT UNDER SECTION 13(E) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               (Amendment No. 1)

                               BNC MORTGAGE, INC.
--------------------------------------------------------------------------------
                              (Name of the Issuer)

                                KELLY W. MONAHAN
                                 PETER R. EVANS
                                    AL LAPENA
                               GARY VANDER-HAEGHEN
                                 MARLES M. CROW
                                 JAMIE LANGFORD
                              BNCM ACQUISITION CO.
                               BNC MORTGAGE, INC.
                             MORTGAGE INVESTCO LLC
                          LEHMAN COMMERCIAL PAPER INC.
--------------------------------------------------------------------------------
                      (Name of Person(s) Filing Statement)

                    COMMON STOCK, PAR VALUE $0.001 PER SHARE
--------------------------------------------------------------------------------
                         (Title of Class of Securities)

                                    05561Y10
--------------------------------------------------------------------------------
                      (CUSIP Number of Class of Securities)

                              KAREN C. MANSON, ESQ.
                                    SECRETARY
                              MORTGAGE INVESTCO LLC
                      3 WORLD FINANCIAL CENTER, 24TH FLOOR
                               NEW YORK, NY 10285
                                 (212) 526 1936
--------------------------------------------------------------------------------
  (Name, Address, and Telephone Numbers of Person Authorized to Receive Notices
         and Communications on Behalf of the Person(s) Filing Statement)
                               - with copies to -
      W. MICHAEL BOND, ESQ.                     DAVID H. SANDS, ESQ.
   WEIL, GOTSHAL & MANGES LLP       TROOP, STEUBER, PASICH, REDDICK & TOBEY, LLP
 1615 L. STREET, N.W., SUITE 700        2029 CENTURY PARK EAST, 24TH FLOOR
       WASHINGTON, DC 20036                   LOS ANGELES, CA 90067
          (202) 682-7000                          (310) 728-3000

This statement is filed in connection with (check the appropriate box):

a. /X/ The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.
b. / / The filing of a registration statement under the Securities Act of 1933.
c. / / A tender offer.
d. / / None of the above.
Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: /X/
Check the following box if the filing is a final amendment reporting the results of the transaction: / /

                            CALCULATION OF FILING FEE
--------------------------------------------------------------------------------
              Transaction
        Valuation: $52,564,566*          Amount of Filing Fee: $10,513
--------------------------------------------------------------------------------
* For purposes of calculating the filing fee only. The Transaction Valuation was determined based upon the sum of (a) the product of 5,151,194 shares of BNC Mortgage, Inc. common stock outstanding and the merger consideration of $10.00 per share in cash, and (b) the product of 619,058 shares of BNC Mortgage, Inc. common stock subject to outstanding options to purchase BNC Mortgage, Inc. common stock and the difference between $10.00 per share and the exercise price per share of each of such options. In accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying the Transaction Valuation by 1/50 of one percent.

 /X/ Check the box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:      $10,513           Filing Party:  BNC Mortgage, Inc.
Form or Registration No.:                      Date Filed:    April 5, 2000
    Preliminary Schedule 14A

ITEM 1.  SUMMARY TERM SHEET.

      The information set forth under the caption "Summary Term Sheet" of the preliminary proxy statement filed by BNC Mortgage, Inc. ("BNC Mortgage") with respect to the merger of BNCM Acquisition Co. ("BNCM Acquisition") with and into BNC Mortgage (the "Proxy Statement") is incorporated herein by reference.

ITEM 2.  SUBJECT COMPANY INFORMATION.

      (a) Name and Address. BNC Mortgage, Inc. is the subject company. Its principal executive offices are located at 1063 McGaw Avenue, Irvine, California, 92614-5532 and its telephone number at that address is (949) 260-6000.

      (b) Securities. As of February 3, 2000, there were 5,151,194 shares of the common stock of BNC Mortgage, par value $0.001 per share, outstanding.

      (c) Trading Market and Price. The information set forth under the caption "Price Range of Common Stock and Dividends" of the Proxy Statement is incorporated herein by reference.

      (d) Dividends. The information set forth under the caption "Price Range of Common Stock and Dividends" of the Proxy Statement is incorporated herein by reference.

      (e) Prior Public Offerings. Not applicable.

      (f) Prior Stock Purchases. The information set forth in Appendix D to the Proxy Statement is incorporated herein by reference.

ITEM 3.  IDENTITY AND BACKGROUND OF FILING PERSON.

      (a) Identity of Filing Person.

      This Schedule 13E-3 is filed jointly by Kelly W. Monahan, Peter R. Evans, Al Lapena, Gary Vander-Haeghen, Marles Crow, Jamie Langford (such individuals, collectively, the "Management Investors"), and BNCM Acquisition Co. ("BNCM Acquisition"), BNC Mortgage, Mortgage Investco LLC ("Mortgage Investco") and
Lehman Commercial Paper Inc. ("Lehman Commercial Paper" and together with the Management Investors, BNC Mortgage and Mortgage Investco, the "Filing Persons").

      Kelly W. Monahan is President and a director of BNC Mortgage. His business address is BNC Mortgage, Inc., 1063 McGaw Avenue, Irvine, California 92614-5532, and his business telephone number is (949) 260-6000.

      Peter R. Evans is Chief Financial Officer of BNC Mortgage. His business address is BNC Mortgage, Inc., 1063 McGaw Avenue, Irvine, California 92614-5532, and his business telephone number is (949) 260-6000.

      Al Lapena is Vice President of Operations of BNC Mortgage. His business address is BNC Mortgage, Inc., 1063 McGaw Avenue, Irvine, California 92614-5532, and his business telephone number is (949) 260-6000.

      Gary Vander-Haeghen is Vice President of Sales of BNC Mortgage. His business address is BNC Mortgage, Inc., 1063 McGaw Avenue, Irvine, California 92614-5532, and his business telephone number is (949) 260-6000.

      Marles M. Crow is Director of Human Resources of BNC Mortgage. Her business address is BNC Mortgage, Inc., 1063 McGaw Avenue, Irvine, California 92614-5532, and her business telephone number is (949) 260-6000.

      Jamie Langford is Vice President of Funding of BNC Mortgage. Her business address is BNC Mortgage, Inc., 1063 McGaw Avenue, Irvine, California 92614-5532, and her business telephone number is (949) 260-6000.

      BNCM Acquisition's principal offices are located at c/o BNC Mortgage, Inc., 1063 McGaw Avenue, Irvine, California 92614-5532 and its telephone number at that address is (949) 260-6000.

      BNC Mortgage is the subject company. Its principal executive offices are located at 1063 McGaw Avenue, Irvine, California 92614-5532, and its telephone number at that address is (949) 260-6000.

      Mortgage Investco is currently the sole stockholder of BNCM Acquisition. It is anticipated that immediately prior to the merger of BNCM Acquisition with and into BNC Mortgage, all of the common stock of BNCM Acquisition will be owned by the Management Investors and that Mortgage Investco will hold preferred stock representing the right to acquire 25% of the surviving company's common stock on a fully diluted basis. The preferred stock will be convertible, beginning two years after the merger. Mortgage Investco's principal offices are located at 3 World Financial Center, 200 Vesey Street, New York, New York 10285 and its telephone number is (212) 526-7000.

      Lehman Commercial Paper is an affiliate of Mortgage Investco. It is anticipated that upon consummation of the merger Lehman Commercial Paper will hold warrants representing the right to acquire 50% of the surviving company's common stock on a fully diluted basis. The warrants will be exercisable beginning two years after the merger. Lehman Commercial Paper's principal offices are locate at 3 World Financial Center, 200 Vesey Street, New York, New York 10285 an its telephone number is (212) 526-7000.

      Lehman Brothers Holdings Inc. ("Holdings") is the sole member of Mortgage Investco. Its principal offices are located at 3 World Financial Center, 200 Vesey Street, New York, New York 10285 and its telephone number is (212) 526-7000.

      The names, business addresses and telephone numbers of the executive officers and directors of BNCM Acquisition, BNC Mortgage, Lehman Commercial Paper, Mortgage Investco and Holdings are as set forth in Appendix E to the Proxy Statement, which is incorporated herein by reference.

      (b)  Business and Background of Entities.

      BNCM Acquisition is a Delaware corporation with no business operations. It was organized for the sole purpose of effecting a merger with and into BNC Mortgage, with BNC Mortgage as the surviving corporation of such merger.

      Mortgage Investco is a Delaware limited liability company and a holding company for mortgage-related investments.

      Lehman Commercial Paper is a New York corporation engaged in financing and related activities.

      Holdings is a Delaware corporation and a global investment bank.

      During the last five years, none of BNCM Acquisition, BNC Mortgage, Mortgage Investco, Lehman Commercial Paper, or Holdings (i) has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors), or (ii) has been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction resulting in a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

      (c) Business and Background of Natural Persons.

      The current principal occupation or employment, 5-year employment history and citizenship of each of the Management Investors and of the executive officers and directors of BNCM Acquisition, Mortgage Investco, Lehman Commercial Paper and Holdings is as set forth in Appendix E to the Proxy Statement, which is incorporated herein by reference.

      During the last five years, none of the Management Investors, and to the knowledge of the Filing Persons, none of the executive officers and directors of BNCM Acquisition, BNC Mortgage, Mortgage Investco, Lehman Commercial Paper or Holdings listed in Appendix E to the Proxy Statement (i) has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors), or
(ii) has been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction resulting in a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

ITEM 4.  TERMS OF THE TRANSACTION.

      (a) Material Terms. The information set forth under the following captions of the Proxy Statement is incorporated herein by reference:

      o  "Notice of Special Meeting of Stockholders";
      o  "Summary- The Special Meeting";
      o  "Summary- The Merger";
      o  "Special Factors-Purpose of the Merger; Certain Effects of the Merger";
      o  "Special Factors-Certain Federal Income Tax Consequences";
      o  "Special Factors-Accounting Treatment."

      (c) Different Terms. The information set forth under the captions "Summary-Interests in the Merger that Differ From Your Interests" and "Special Factors-Interests in the Merger that Differ from your Interests" of the Proxy Statement is incorporated herein by reference.

      (d) Appraisal Rights. The information set forth under the caption "Special
Factors-Dissenters'   Rights  of   Stockholders"   of  the  Proxy  Statement  is
incorporated herein by reference.

      (e) Provisions for Unaffiliated Security Holders. None of the Filing Persons have made any provisions in connection with the merger to grant BNC Mortgage's unaffiliated security holders access to the corporate files of the Filing Persons that are entities or to obtain counsel or appraisal services at the expense of a Filing Person.

      (f) Eligibility for Listing or Trading. Not Applicable.

ITEM 5.  PAST CONTACTS, TRANSACTIONS, NEGOTIATIONS AND AGREEMENTS.

      (a) Transactions. During calendar years 1998 and 1999, Mortgage Investco and its affiliates purchased on a whole-loan basis in excess of 70% of the residential mortgage loans originated by BNC Mortgage.

      (b) Significant Corporate Events. The information set forth under the caption "Special Factors-Background to the Merger" of the Proxy Statement is incorporated herein by reference.

      (c) Negotiations or Contacts.  The information set forth under the caption
"Special   Factors-Background   to  the  Merger"  of  the  Proxy   Statement  is
incorporated herein by reference.

      (e) Agreements Involving the Subject Company's Securities.

          LetterAgreement. The Management Investors and Mortgage Investco are parties to a letter agreement pursuant to which Mortgage Investco and each of the Management Investors agreed that, subject to the execution of mutually acceptable documentation and satisfaction of various other conditions, they would work together to acquire BNC Mortgage. Each management investor further agreed that he or she would contribute shares of BNC Mortgage common stock in exchange for shares of BNCM Acquisition common stock, and would not sell, convey, transfer or otherwise dispose of any BNC Mortgage common stock or options to purchase BNC Mortgage common stock currently held by him or her without the prior consent of Mortgage Investco until the earliest to occur of the date Mortgage Investco notifies him or her that it had determined not to proceed with the proposed acquisition of BNC Mortgage or the date of termination of the merger agreement. The letter refers to such period as the "Stand-Off Period." Each management investor further agreed that during the Stand Off Period, he or she would work exclusively with Mortgage Investco with respect to the proposed acquisition of BNC Mortgage and that unless and until Mortgage Investco notifies him or her that it has determined not to proceed with the proposed acquisition of BNC Mortgage, neither such management investor nor his or her advisors or representatives would (i) solicit or encourage any third party with respect to any such acquisition, (ii ) enter into any discussions or negotiations related to such acquisition, or (iii) provide any information to any third party with respect to an acquisition except with respect to clauses (ii) and (iii), to the extent that such management investor is directed by the BNC Mortgage Board of Directors to do so, in order to permit the Board to comply with its fiduciary duties under applicable law as advised by counsel.

          VotingAgreements with Management Investors and Evan Buckley. The information set forth under the caption "Special Factors-Interests in the Merger that Differ from your Interests-Voting Agreements" of the Proxy Statement is incorporated herein by reference.

          Stock Purchase Agreement with Management Investors. The Management Investors and BNCM Acquisition have entered into a Stock Purchase Agreement pursuant to which the Management Investors have agreed to contribute 250,000 shares of BNC Mortgage common stock in the aggregate in exchange for shares of BNCM Acquisition common stock.

          Stock Purchase Agreement with The Buckley Family Trust. The Buckley Family Trust, a trust for which Evan Buckley, BNC Mortgage's current Chairman and Chief Executive Officer, and his wife, Karen Buckley, serve as trustees, has entered into a Stock Purchase Agreement with BNCM Acquisition (the "Buckley Stock Purchase Agreement"). Pursuant to the Buckley Stock Purchase Agreement, the Buckley Family Trust has agreed to contribute 250,000 shares of BNC Mortgage common stock in exchange for 250 shares of 8% cumulative preferred stock of BNCM Acquisition which the surviving company will be required to redeem over a period of three years following the merger.

ITEM 6.  PURPOSES OF THE TRANSACTION AND PLANS OR PROPOSALS.

      (b) Use of Securities Acquired. No securities will be acquired in the transaction.

      (c) Plans. The information set forth under the following captions of the Proxy Statement is incorporated herein by reference:

      o "Summary-The Merger-Purpose of the Merger; Certain Effects of the Merger";
      o "Special Factors-Purpose of the Merger; Certain Effects of the Merger";
      o "Special Factors-Interests in the Merger that Differ from your Interests-Employment Agreements"; and
      o   "Special Factors- Plans for BNC Mortgage Following the Merger".

ITEM 7.  PURPOSES, ALTERNATIVES, REASONS AND EFFECTS.

      The information set forth under the caption  "Special  Factors-Purpose  of
the  Merger;   Certain  Effects  of  the  Merger"  of  the  Proxy  Statement  is
incorporated herein by reference.

ITEM 8.  FAIRNESS OF THE TRANSACTION.

      (a) Fairness. Each of the filing persons reasonably believes that the merger of BNCM Acquisition with and into BNC Mortgage is fair to BNC Mortgage's unaffiliated security holders.

      (b) Factors Considered in Determining Fairness. The information set forth under the caption "Special Factors-Position of Investor Group as to the Fairness of the Merger to You" of the Proxy Statement is incorporated herein by reference.

      (c) Approval of Security Holders. The merger is not structured so as to require approval of at least a majority of BNC Mortgage's unaffiliated security holders.

      (d) Unaffiliated Representative. The Board of Directors of BNC Mortgage appointed a special committee of independent directors, on January 13, 2000, to evaluate any acquisition proposal that might be made by the Management Investors or others and to negotiate the terms of such a proposal on behalf of BNC Mortgage should any such proposal appear attractive. The special committee consisted of Joseph Tomkinson, Keith Honig and Richard Whiting.

      (e) Approval of Directors. The information set forth under the caption "Special Factors-Recommendations of the Special Committee and the Boards of Directors" of the Proxy Statement is incorporated herein by reference.

      (f) Other Offers. The information set forth under the caption "Special Factors-Background of the Merger" of the Proxy Statement is incorporated herein by reference.

ITEM 9.  REPORTS, OPINIONS, APPRAISALS AND NEGOTIATIONS.

      (a) Report, Opinion or Appraisal. The Filing Persons other than BNC Mortgage have not sought a report, opinion or appraisal from an outside party that is materially related to the merger. BNC Mortgage received an opinion from Friedman, Billings, Ramsey & Co., Inc. with respect to the fairness of the consideration, from a financial point of view, to be received by BNC Mortgage's unaffiliated stockholders in the merger, which is attached to the Proxy Statement as Appendix B.

      (b) Preparer and Summary of the Report, Opinion or Appraisal. The information set forth under the caption "Special Factors-Background of the Merger" of the Proxy Statement with respect to the selection of Friedman, Billings, Ramsey as financial advisor to the special committee, and the information set forth under the caption "Special Factors-Fairness Opinion of Friedman, Billings, Ramsey" of the Proxy Statement is incorporated herein by reference.

      (c) Availability of Documents. Not Applicable.

ITEM 10.  SOURCE AND AMOUNTS OF FUNDS OR OTHER CONSIDERATION.

      The information set forth under the caption "Special Factors-Merger Financing; Source of Funds" of the Proxy Statement is incorporated herein by reference.

ITEM 11.  INTEREST IN SECURITIES OF THE SUBJECT COMPANY.

      (a) Securities Ownership. The aggregate number and percentage of BNC Mortgage common stock that is beneficially owned by each Filing Person is set forth under the caption "Security Ownership of Certain Beneficial Owners and Management" of the Proxy Statement, which is incorporated herein by reference.

      (b) Securities Transactions. During the past 60 days, none of the Management Investors, BNCM Acquisition, BNC Mortgage, Mortgage Investco, Lehman Commercial Paper, Holdings, and to the knowledge of the Filing Persons, none of the executive officers or directors of BNCM Acquisition, Mortgage Investco, Lehman Commercial Paper and Holdings listed in Appendix E to the Proxy Statement, has effected any transaction in the shares of common stock of BNC Mortgage.

ITEM 12.  THE SOLICITATION OR RECOMMENDATION.

      (d) Intent to Tender or Vote in a Going-Private Transaction. The information set forth under the following captions of the Proxy Statement is incorporated herein by reference:

      o     "Summary-The Special Meeting-Vote Required";

      o     "Information Concerning the Special Meeting-Voting Rights"; and

      o "Special Factors-Interests in the Merger that Differ from your Interests-Voting Agreements."

      (e) Recommendations of Others. The information set forth under the following captions of the Proxy Statement is incorporated herein by reference:

      o "Summary-The Merger-Recommendations of the Special Committee and the Board"; and

      o "Special Factors-Recommendation of the Special Committee and the Board of Directors."

ITEM 13.  FINANCIAL STATEMENTS.

      (a) Financial Information. The audited financial statements contained in BNC Mortgage's annual report on Form 10-K for the fiscal year ended June 30, 1999, as amended, and the unaudited financial statements contained in BNC Mortgage's quarterly report on Form 10-Q for the quarter ended December 31, 1999, in each case, filed with the Securities and Exchange Commission (the "Commission"), are incorporated herein by reference. Copies of the Form 10-K and Form 10-Q and any other document filed by the Filing Persons or BNC Mortgage with the Commission in connection with the merger may be accessed via the Commission's web site at http://www.sec.gov.

      (b) Pro-Forma Information.  Not material.

ITEM 14.  PERSONS/ASSETS, RETAINED, EMPLOYED, COMPENSATED OR USED.

      (a) Solicitations or Recommendations. The information set forth under the caption "Information Concerning the Special Meeting-Solicitation of Proxies" is incorporated herein by reference.

      (b) Employees and Corporate Assets.  Not Applicable.

ITEM 15.  ADDITIONAL INFORMATION.

      (b) Other Material Information.  Not Applicable.

ITEM 16.  EXHIBITS.

      (a) Amendment No. 1 to Proxy Statement filed with the Commission on May 5, 2000.

      (b) Commitment Letter from Lehman Commercial Paper Inc. (incorporated by reference to Exhibit (b) filed as part of the Filing Persons' Schedule 13E-3 filed with the Commission on April 5, 2000).

      (c)(1) Fairness Opinion of Friedman Billings Ramsey & Co. Inc. is included as Appendix B to the Proxy Statement, filed with the Commission on April 5, 2000.

      (c)(2) Presentation of Friedman Billings Ramsey & Co. Inc. to the Special Committee of the Board of Directors of BNC Mortgage.

      (d)(1) Letter Agreement among the Management Investors and Mortgage Investco (incorporated by reference to Exhibit 2 filed as part of the Filing Persons' Schedule 13D1 filed with the Commission on February 4, 2000).

      (d)(2) Form of Voting Agreement between Management Investors and BNCM Acquisition Co. (incorporated by reference to Exhibit 3 filed as part of the Filing Persons' Schedule 13D1 filed with the Commission on February 4, 2000).

      (d)(3) Buckley Voting Agreement among The Buckley Family Trust, Evan Buckley and BNCM Acquisition Co. (incorporated by reference to Exhibit 6 filed as part of the Filing Persons' Schedule 13D1 filed with the Commission on February 4, 2000).

      (d)(4) Stock Purchase Agreement among the Management Investors, Mortgage Investco and BNCM Acquisition Co. (incorporated by reference to Exhibit 4 filed as part of the Filing Persons' Schedule 13D1 filed with the Commission on February 4, 2000).

      (d)(5) Buckley Stock Purchase Agreement between The Buckley Family Trust and BNCM Acquisition Co. (incorporated by reference to Exhibit 5 filed as part of the Filing Persons' Schedule 13D1 filed with the Commission on February 4,
2000).

      (f) Text of Section 262 of Delaware General Corporation Law is included as Appendix C to the Proxy Statement.

      (g) Not Applicable.

      (h) Not Applicable.

                                    SIGNATURE

           After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated:          , 2000
       ---------
                                   /s/ Kelly W. Monahan
                                   ---------------------------------------
                                   Kelly W. Monahan


                                   /s/ Peter R. Evans
                                   ---------------------------------------
                                   Peter R. Evans


                                   /s/ Al Lapena
                                   ---------------------------------------
                                   Al Lapena


                                   /s/ Gary Vander-haeghen
                                   ---------------------------------------
                                   Gary Vander-Haeghen


                                   /s/ Marles M. Crow
                                   ---------------------------------------
                                   Marles M. Crow


                                   /s/ Jamie Langford
                                   ---------------------------------------
                                   Jamie Langford



                                   BNCM ACQUISITION CO.



                                   By:  /s/ Karen Manson
                                      ------------------------------------
                                      Name:  Karen Manson
                                      Title: Secretary and Senior Vice-President



                                   BNC MORTGAGE, INC.



                                   By:
                                      ------------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------



                                   MORTGAGE INVESTCO LLC



                                   By:
                                      ------------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------



                                   LEHMAN COMMERCIAL PAPER INC.



                                   By:
                                      ------------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------